                                                                    Exhibit 99.3

                        Education Funding Capital Trust-I
                            Statements to Noteholders
                                 March 31, 2003
                               (per Section 11.04)

 Payments on each Series of Notes during the month ended:                           March 31, 2003

                                                                                       Carryover
                                        Principal               Interest                Interest
                                    -------------------    ------------------     -----------------
   Series 2002A-1                                     -             81,666.67                     -
   Series 2002A-2                                     -                     -                     -
   Series 2002A-3                                     -                     -                     -
   Series 2002A-4                                     -                     -                     -
   Series 2002A-5                                     -             66,220.00                     -
   Series 2002A-6                                     -             67,246.67                     -
   Series 2002A-7                                     -             69,300.00                     -
   Series 2002A-8                                     -             81,900.00                     -
   Series 2002A-9                                     -             82,506.67                     -
   Series 2002A-10                        10,000,000.00             84,933.33                     -
   Series 2002A-11                                    -             77,653.33                     -
   Series 2002A-12                                    -             80,080.00                     -
   Series 2002A-13                                    -             80,686.67                     -
   Series 2002B-1                                     -             39,316.67                     -
   Series 2002B-2                                     -             38,577.78                     -
                                    -------------------    ------------------     -----------------
                                          10,000,000.00            850,087.79                     -
                                    ===================    ==================     =================

 Information on Each Series of Notes as of:                                        March 31, 2003

                                       Outstanding               Auction                Carryover
                                        Principal                 Rate                   Interest
                                     ------------------    ------------------     -----------------
   Series 2002A-1                         75,000,000.00                 1.35%                     -
   Series 2002A-2                         75,000,000.00                 2.93%                     -
   Series 2002A-3                         75,000,000.00                 2.86%                     -
   Series 2002A-4                         67,800,000.00                 3.25%                     -
   Series 2002A-5                         64,500,000.00                 1.31%                     -
   Series 2002A-6                         66,000,000.00                 1.33%                     -
   Series 2002A-7                         66,000,000.00                 1.35%                     -
   Series 2002A-8                         78,000,000.00                 1.32%                     -
   Series 2002A-9                         78,000,000.00                 1.32%                     -
   Series 2002A-10                        68,000,000.00                 1.30%                     -
   Series 2002A-11                        78,000,000.00                 1.30%                     -
   Series 2002A-12                        78,000,000.00                 1.31%                     -
   Series 2002A-13                        78,000,000.00                 1.32%                     -
   Series 2002B-1                         33,700,000.00                 1.45%                     -
   Series 2002B-2                         32,000,000.00                 1.50%                     -
                                     ------------------                           -----------------
                                       1,013,000,000.00                                           -
                                     ==================                           =================

                        Education Funding Capital Trust-I
                            Statements to Noteholders
                                 March 31, 2003
                               (per Section 11.04)

Value of the Trust Estate as of:                                                                          March 31, 2003
 Principal Balance of Financed Student Loans                                                              946,535,440.04
 Accrued Interest on Financed Student Loans                                                                 7,136,377.18
 Cash and Investment Balance                                                                               41,223,726.34
 Accrued Interest on Cash and Investments                                                                      39,827.58
                                                                                                    --------------------
                                                                                                          994,935,371.14
                                                                                                    ====================

 Accrued Interest and Fees with respect to the Notes                                                        2,664,111.52
                                                                                                    ====================

 Parity Percentage                                                                                                 97.95%
                                                                                                    ====================
 Senior Parity Percentage                                                                                         104.75%
                                                                                                    ====================


Rollforward of Indenture Funds during month ended:                                                       March 31, 2003
                                                          Acquisition              Reserve               Capitalized
                                                              Fund                   Fund               Interest Fund
                                                     ----------------------   ------------------    ---------------------
 Beginning Balance                                                       -         5,115,000.00            21,950,000.00
  Withdrawals                                                            -                    -              (191,534.41)
  Deposits                                                                                    -                        -
                                                     ----------------------   ------------------    --------------------
 Ending Balance                                                          -         5,115,000.00            21,758,465.59
                                                     ======================   ==================    ====================


Amounts allocated during month ended:                                                                     March 31, 2003
 Servicing fees                                                                                               218,799.96
 Administration fee                                                                                                    -
 Auction agent fee                                                                                             11,707.67
 Broker dealer fee                                                                                            292,691.69
 Calculation agent fee                                                                                                 -
 Trustee fee                                                                                                           -
                                                                                                    --------------------
                                                                                                              523,199.32
                                                                                                    ====================


Activity on Financed Student Loans during month ended:                                                    March 31, 2003
 Recoveries of Principal                                                                                    8,120,782.42
                                                                                                    ====================
 Recoveries of Interest                                                                                     3,247,707.02
                                                                                                    ====================
 Acquisitions of Financed Student Loans                                                                                -
                                                                                                    ====================
 Sales of Financed Student Loans                                                                                       -
                                                                                                    ====================
 Initial federal reimbursement claims                                                                         623,380.00
                                                                                                    ====================
 Rejected federal reimbursement claims                                                                                 -
                                                                                                    ====================

                        Education Funding Capital Trust-I
                            Statements to Noteholders
                              Portfolio Statistics
                                 March 31, 2003
                               (per Section 11.04)

                                               Number of                 Outstanding Balance
                                                                ---------------------------------------
                                               Borrowers              Dollars             Percentage             ABI
                                            ----------------    --------------------   ----------------    ----------------
Portfolio Breakdown:
  In-School                                               0                       0              0.00%                   0
  Grace                                                   0                       0              0.00%                   0

                                            ----------------    --------------------   ----------------
    Total Interim                                         0                       0              0.00%                   0
                                            ----------------    --------------------   ----------------

  Repayment - Current                                26,312             678,866,430             71.72%              25,801
  Repayment - Delinquent                              3,403              93,728,493              9.90%              27,543
  Forbearance                                         1,718              62,911,295              6.65%              36,619
  Deferment                                           3,299             111,029,221             11.73%              33,655

                                            ----------------    --------------------   ----------------
    Total Repayment                                  34,732             946,535,440            100.00%              27,253
                                            ----------------    --------------------   ----------------

      Total Portfolio                                34,732             946,535,440            100.00%              27,253
                                            ================    ====================   ================


Breakdown of Delinquent:
  11 - 30 days                                        1,474              39,996,144             42.67%              27,134
  31 - 60 days                                          743              19,954,181             21.29%              26,856
  61 - 90 days                                          333               9,155,628              9.77%              27,494
  91 - 120 days                                         297               8,956,846              9.56%              30,158
  121 - 150 days                                        133               3,584,807              3.82%              26,953
  151 - 180 days                                        212               6,402,807              6.83%              30,202
  181 - 210 days                                         95               2,651,065              2.83%              27,906
  211 - 240 days                                         85               2,232,794              2.38%              26,268
  241 - 270 days                                          7                 125,065              0.13%              17,866
  Over 270 days                                           9                 257,252              0.27%              28,584
  Claim Filed                                            15                 411,902              0.44%              27,460

                                            ----------------    --------------------   ----------------
    Total Delinquent                                  3,403              93,728,493            100.00%              27,543
                                            ================    ====================   ================


Loan Type:
  Stafford                                                0                       0              0.00%                   0
  PLUS                                                    0                       0              0.00%                   0
  Consolidation                                      34,732             946,535,440            100.00%              27,253
  CEL - Guaranteed                                        0                       0              0.00%                   0
  CEL - Self Guaranteed                                   0                       0              0.00%                   0

                                            ----------------    --------------------   ----------------
    Total                                            34,732             946,535,440            100.00%              27,253
                                            ================    ====================   ================

CEL:  Consumer Education Loans (non-federally guaranteed loans)

Portfolio Total

                              Number of       Outstanding Balance
                                         ------------------------------
                              Borrowers     Dollars         Percentage       ABI
                              ---------  --------------   -------------    -------
Portfolio Breakdown:
  In-School                           0               0            0.00%         0
  Grace                               0               0            0.00%         0

                              ---------  --------------   -------------
    Total Interim                     0               0            0.00%         0
                              ---------  --------------   -------------

  Repayment - Current            26,312     678,866,430           71.72%    25,801
  Repayment - Delinquent          3,403      93,728,493            9.90%    27,543
  Forbearance                     1,718      62,911,295            6.65%    36,619
  Deferment                       3,299     111,029,221           11.73%    33,655

                              ---------  --------------   -------------
    Total Repayment              34,732     946,535,440          100.00%    27,253
                              ---------  --------------   -------------

      Total Portfolio            34,732     946,535,440          100.00%    27,253
                              =========  ==============   =============


Breakdown of Delinquent:
  11 - 30 days                    1,474      39,996,144           42.67%    27,134
  31 - 60 days                      743      19,954,181           21.29%    26,856
  61 - 90 days                      333       9,155,628            9.77%    27,494
  91 - 120 days                     297       8,956,846            9.56%    30,158
  121 - 150 days                    133       3,584,807            3.82%    26,953
  151 - 180 days                    212       6,402,807            6.83%    30,202
  181 - 210 days                     95       2,651,065            2.83%    27,906
  211 - 240 days                     85       2,232,794            2.38%    26,268
  241 - 270 days                      7         125,065            0.13%    17,866
  Over 270 days                       9         257,252            0.27%    28,584
  Claim Filed                        15         411,902            0.44%    27,460
                              ---------  --------------   -------------
    Total Delinquent              3,403      93,728,493          100.00%    27,543
                              =========  ==============   =============


Loan Type:
  Stafford                            0               0            0.00%         0
  PLUS                                0               0            0.00%         0
  Consolidation                  34,732     946,535,440          100.00%    27,253
  CEL - Guaranteed                    0               0            0.00%         0
  CEL - Self Guaranteed               0               0            0.00%         0

                              ---------  --------------   -------------
    Total                        34,732     946,535,440          100.00%    27,253
                              =========  ==============   =============

GLHEC

Total LID #833938             Number of        Outstanding Balance
                                          -----------------------------
                              Borrowers      Dollars         Percentage      ABI
                             ----------   -------------    ------------    -------
Portfolio Breakdown:
  In-School                           0               0            0.00%         0
  Grace                               0               0            0.00%         0

                             ----------   -------------    ------------
    Total Interim                     0               0            0.00%         0
                             ----------   -------------    ------------

  Repayment - Current            26,312     678,866,430           71.72%    25,801
  Repayment - Delinquent          3,403      93,728,493            9.90%    27,543
  Forbearance                     1,718      62,911,295            6.65%    36,619
  Deferment                       3,299     111,029,221           11.73%    33,655
                             ----------   -------------    ------------
    Total Repayment              34,732     946,535,440          100.00%    27,253
                             ----------   -------------    ------------
      Total Portfolio            34,732     946,535,440          100.00%    27,253
                             ==========   =============    ============


Breakdown of Delinquent:
  11 - 30 days                    1,474      39,996,144           42.67%    27,134
  31 - 60 days                      743      19,954,181           21.29%    26,856
  61 - 90 days                      333       9,155,628            9.77%    27,494
  91 - 120 days                     297       8,956,846            9.56%    30,158
  121 - 150 days                    133       3,584,807            3.82%    26,953
  151 - 180 days                    212       6,402,807            6.83%    30,202
  181 - 210 days                     95       2,651,065            2.83%    27,906
  211 - 240 days                     85       2,232,794            2.38%    26,268
  241 - 270 days                      7         125,065            0.13%    17,866
  Over 270 days                       9         257,252            0.27%    28,584
  Claim Filed                        15         411,902            0.44%    27,460
                             ----------   -------------    ------------
    Total Delinquent              3,403      93,728,493          100.00%    27,543
                             ==========   =============    ============


Loan Type:
  Stafford                            0               0            0.00%         0
  PLUS                                0               0            0.00%         0
  Consolidation                  34,732     946,535,440          100.00%    27,253
  CEL - Guaranteed                    0               0            0.00%         0
  CEL - Self Guaranteed               0               0            0.00%         0

                             ----------   -------------    ------------
    Total                        34,732     946,535,440          100.00%    27,253
                             ==========   =============    ============

GLHEC
LID #873938                   Number of        Outstanding Balance
                                           ----------------------------
                              Borrowers      Dollars         Percentage       ABI
                             ----------    -------------   ------------     -------
Portfolio Breakdown:
  In-School                           0               0            0.00%         0
  Grace                               0               0            0.00%         0

                             ----------    -------------   ------------
    Total Interim                     0               0            0.00%         0
                             ----------    -------------   ------------

  Repayment - Current             7,166     198,335,161           73.71%    27,677
  Repayment - Delinquent            773      21,830,387            8.11%    28,241
  Forbearance                       457      17,476,640            6.50%    38,242
  Deferment                         881      31,417,760           11.68%    35,661

                             ----------    -------------   ------------
    Total Repayment               9,277     269,059,949          100.00%    29,003
                             ----------    -------------   ------------
      Total Portfolio             9,277     269,059,949          100.00%    29,003
                             ==========    =============   ============


Breakdown of Delinquent:
  11 - 30 days                      364      10,099,999           46.27%    27,747
  31 - 60 days                      185       5,451,130           24.97%    29,466
  61 - 90 days                       94       2,639,154           12.09%    28,076
  91 - 120 days                      41       1,123,082            5.14%    27,392
  121 - 150 days                     25         586,028            2.68%    23,441
  151 - 180 days                     18         744,860            3.41%    41,381
  181 - 210 days                      9         237,833            1.09%    26,426
  211 - 240 days                      9         210,463            0.96%    23,385
  241 - 270 days                      5          87,935            0.40%    17,587
  Over 270 days                       8         238,002            1.09%    29,750
  Claim Filed                        15         411,902            1.89%    27,460

                             ----------    -------------   ------------
    Total Delinquent                773      21,830,387          100.00%    28,241
                             ==========    =============   ============


Loan Type:

  Stafford                            0               0            0.00%         0
  PLUS                                0               0            0.00%         0
  Consolidation                   9,277     269,059,949          100.00%    29,003
  CEL - Guaranteed                    0               0            0.00%         0
  CEL - Self Guaranteed               0               0            0.00%         0
                             ----------    -------------   ------------
    Total                         9,277     269,059,949          100.00%    29,003
                             ==========    =============   ============
GLHEC

LID #874938                   Number of          Outstanding Balance
                                            ---------------------------
                              Borrowers       Dollars       Percentage       ABI
                             ----------     -----------    ------------    -------
Portfolio Breakdown:

  In-School                           0               0            0.00%         0
  Grace                               0               0            0.00%         0

                             ----------     -----------    ------------
    Total Interim                     0               0            0.00%         0
                             ----------     -----------    ------------

  Repayment - Current             9,450     134,060,990           78.93%    14,186
  Repayment - Delinquent          1,145      16,211,749            9.54%    14,159
  Forbearance                       366       5,465,790            3.22%    14,934
  Deferment                         995      14,119,746            8.31%    14,191

                             ----------     -----------    ------------
    Total Repayment              11,956     169,858,275          100.00%    14,207
                             ----------     -----------    ------------

      Total Portfolio            11,956     169,858,275          100.00%    14,207
                             ==========     ===========    ============


Breakdown of Delinquent:

  11 - 30 days                      524       7,512,342           46.34%    14,337
  31 - 60 days                      236       3,312,036           20.43%    14,034
  61 - 90 days                      101       1,420,016            8.76%    14,060
  91 - 120 days                      96       1,380,638            8.52%    14,382
  121 - 150 days                     40         568,897            3.51%    14,222
  151 - 180 days                     76       1,135,648            7.01%    14,943
  181 - 210 days                     41         425,296            2.62%    10,373
  211 - 240 days                     31         456,875            2.82%    14,738
  241 - 270 days                      0               0            0.00%         0
  Over 270 days                       0               0            0.00%         0
  Claim Filed                         0               0            0.00%         0

                             ----------     -----------    ------------
    Total Delinquent              1,145      16,211,749          100.00%    14,159
                             ==========     ===========    ============


Loan Type:

  Stafford                            0               0            0.00%         0
  PLUS                                0               0            0.00%         0
  Consolidation                  11,956     169,858,275          100.00%    14,207
  CEL - Guaranteed                    0               0            0.00%         0
  CEL - Self Guaranteed               0               0            0.00%         0

                             ----------     -----------    ------------
    Total                        11,956     169,858,275          100.00%    14,207
                             ==========     ===========    ============
GLHEC
LID #875938                   Number of         Outstanding Balance
                                           ----------------------------
                              Borrowers      Dollars         Percentage      ABI
                             ----------    ------------    ------------    -------
Portfolio Breakdown:
    In-School                         0               0            0.00%         0
    Grace                             0               0            0.00%         0

                             ----------    ------------    ------------
      Total Interim                   0               0            0.00%         0
                             ----------    ------------    ------------

  Repayment - Current             7,848     220,185,252           71.95%    28,056
  Repayment - Delinquent          1,187      35,679,033           11.66%    30,058
  Forbearance                       644      20,061,766            6.56%    31,152
  Deferment                       1,018      30,119,740            9.84%    29,587
                             ----------    ------------    ------------
    Total Repayment              10,697     306,045,790          100.00%    28,610
                             ----------    ------------    ------------

      Total Portfolio            10,697     306,045,790          100.00%    28,610
                             ==========    ============    ============


Breakdown of Delinquent:
  11 - 30 days                      471      14,164,664           39.70%    30,074
  31 - 60 days                      264       7,759,474           21.75%    29,392
  61 - 90 days                      107       3,183,241            8.92%    29,750
  91 - 120 days                     126       4,020,063           11.27%    31,905
  121 - 150 days                     53       1,532,995            4.30%    28,924
  151 - 180 days                     94       2,766,690            7.75%    29,433
  181 - 210 days                     31         969,493            2.72%    31,274
  211 - 240 days                     41       1,282,413            3.59%    31,278
  241 - 270 days                      0               0            0.00%         0
  Over 270 days                       0               0            0.00%         0
  Claim Filed                         0               0            0.00%         0

                             ----------    ------------    ------------
    Total Delinquent              1,187      35,679,033          100.00%    30,058
                             ==========    ============    ============


Loan Type:

  Stafford                            0               0            0.00%         0
  PLUS                                0               0            0.00%         0
  Consolidation                  10,697     306,045,790          100.00%    28,610
  CEL - Guaranteed                    0               0            0.00%         0
  CEL - Self Guaranteed               0               0            0.00%         0
                             ----------    ------------    ------------
    Total                        10,697     306,045,790          100.00%    28,610
                             ==========    ============    ============

GLHEC

LID #876938                   Number of        Outstanding Balance
                                          -----------------------------
                              Borrowers     Dollars          Percentage      ABI
                             ----------   -------------    ------------    -------
Portfolio Breakdown:

  In-School                           0               0            0.00%         0
  Grace                               0               0            0.00%         0

                             ----------   -------------    ------------
    Total Interim                     0               0            0.00%         0
                             ----------   -------------    ------------

  Repayment - Current             1,848     126,285,027           62.65%    68,336
  Repayment - Delinquent            298      20,007,325            9.93%    67,139
  Forbearance                       251      19,907,099            9.88%    79,311
  Deferment                         405      35,371,975           17.55%    87,338

                             ----------   -------------    ------------
    Total Repayment               2,802     201,571,426          100.00%    71,938
                             ----------   -------------    ------------

      Total Portfolio             2,802     201,571,426          100.00%    71,938
                             ==========   =============    ============


Breakdown of Delinquent:

  11 - 30 days                      115       8,219,140           41.08%    71,471
  31 - 60 days                       58       3,431,541           17.15%    59,165
  61 - 90 days                       31       1,913,217            9.56%    61,717
  91 - 120 days                      34       2,433,063           12.16%    71,561
  121 - 150 days                     15         896,887            4.48%    59,792
  151 - 180 days                     24       1,755,608            8.77%    73,150
  181 - 210 days                     14       1,018,444            5.09%    72,746
  211 - 240 days                      4         283,043            1.41%    70,761
  241 - 270 days                      2          37,131            0.19%    18,565
  Over 270 days                       1          19,251            0.10%    19,251
  Claim Filed                         0               0            0.00%         0

                             ----------   -------------    ------------
    Total Delinquent                298      20,007,325          100.00%    67,139
                             ==========   =============    ============


Loan Type:

  Stafford                            0               0            0.00%         0
  PLUS                                0               0            0.00%         0
  Consolidation                   2,802     201,571,426          100.00%    71,938
  CEL - Guaranteed                    0               0            0.00%         0
  CEL - Self Guaranteed               0               0            0.00%         0

                             ----------   -------------    ------------
    Total                         2,802     201,571,426          100.00%    71,938
                             ==========   =============    ============